POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ONEASCENT PRIVATE MARKETS ACCESS FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file amendments to its Registration Statement on Form N-2 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MARTIN R. DEAN, CASSANDRA W. BORCHERS, JOANN M. STRASSER, ANDREW J. DAVALLA, MICHAEL V. WIBLE, ELISABETH DAHL AND PHILIP SINENENG and each of them, his attorneys for him and in his name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of April, 2024.

/s/ David R. Carson
David R. Carson

STATE OF OHIO	)
)
COUNTY OF HAMILTON	)

On April 5, 2024, before me appeared David R. Carson, known to me personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

/s/ Amy C. France

Name: Amy C. France

Commission Expires: October 15, 2024

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ONEASCENT PRIVATE MARKETS ACCESS FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), will file a Registration Statement on Form N-2 and then periodically will file amendments to its Registration Statement on Form N-2 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MARTIN R. DEAN, CASSANDRA W. BORCHERS, JOANN M. STRASSER, ANDREW J. DAVALLA, MICHAEL V. WIBLE, ELISABETH DAHL AND PHILIP SINENENG and each of them, his attorneys for him and in his name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of April, 2024.

/s/ Daniel J. Condon
Daniel J. Condon

STATE OF OHIO	)
)
COUNTY OF HAMILTON	)

On April 5, 2024, before me appeared Daniel J. Condon, known to me personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

/s/ Amy C. France

Name: Amy C. France

Commission Expires: October 15, 2024

POWER OF ATTORNEY

WHEREAS, ONEASCENT PRIVATE MARKETS ACCESS FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), expects to file a Registration Statement on Form N-2, then periodically file amendments to its Registration Statement on Form N-2 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the Trust constitutes and appoints MARTIN R. DEAN, CASSANDRA W. BORCHERS, JOANN M. STRASSER, ANDREW J. DAVALLA, MICHAEL V. WIBLE, ELISABETH DAHL AND PHILIP SINENENG and each of them, as its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by its President this 5th day of April, 2024.

ONEASCENT PRIVATE MARKETS ACCESS FUND

By: _/s/ Martin R. Dean___________

Martin R. Dean, President

Attest:

By: _/s/ Cassandra Borchers

STATE OF OHIO

COUNTY OF HAMILTON

This record was acknowledged before me on April 5, 2024 by Martin R. Dean

.

_/s/ Amy C. France________

Notary Public – State of Ohio

Notary ID: No. ____________

Qualified in _______________

Commission Expires: _10/15/2027_

CERTIFICATE

The undersigned, Secretary of ONEASCENT PRIVATE MARKETS ACCESS FUND, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held April 5, 2024, and is in full force and effect:

WHEREAS, ONEASCENT PRIVATE MARKETS ACCESS FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), expects to file Registration Statement on Form N-2, and then periodically file amendments to its Registration Statement Form N-2 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the Trust constitutes and appoints MARTIN R. DEAN, CASSANDRA W. BORCHERS, JOANN M. STRASSER, ANDREW J. DAVALLA, MICHAEL V. WIBLE, ELISABETH DAHL, AND PHILIP SINENENG and each of them, as its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated: April 5, 2024

By: /s/ Martin Dean_____

Martin Dean, Secretary

ONEASCENT PRIVATE MARKETS ACCESS FUND

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ONEASCENT PRIVATE MARKETS ACCESS FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file amendments to its Registration Statement on Form N-2 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MARTIN R. DEAN, CASSANDRA W. BORCHERS, JOANN M. STRASSER, ANDREW J. DAVALLA, MICHAEL V. WIBLE, ELISABETH DAHL AND PHILIP SINENENG and each of them, his attorneys for him and in his name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of April, 2024.

/s/ Kenneth G.Y. Grant
Kenneth G.Y. Grant

STATE OF OHIO	)
)
COUNTY OF HAMILTON	)

On April 5, 2024, before me appeared Kenneth G.Y. Grant, known to me personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

/s/ Amy C. France

Name: Amy C. France

Commission Expires: October 15, 2024

POWER OF ATTORNEY

WHEREAS, ONEASCENT PRIVATE MARKETS ACCESS FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), will file a Registration Statement on Form N-2 and then periodically will file amendments to its Registration Statement on Form N-2 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the Treasurer and Principal Financial Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MARTIN R. DEAN, CASSANDRA W. BORCHERS, JOANN M. STRASSER, ANDREW J. DAVALLA, MICHAEL V. WIBLE, AND PHILIP SINENENG as attorneys for him and in his name, place and stead, and in his capacity in the Trust, to execute and file the Trust’s Registration Statement and any Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of April, 2024.

/s/ Zachary Richmond____________

Zachary Richmond

Treasurer and Principal Financial Officer

STATE OF _Ohio__

COUNTY OF __Franklin____________

On April _18_, 2024, before me appeared Zachary Richmond, known to me personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

/s/ Mary M. Bull
(NOTARIAL SEAL)	Name: Mary M. Bull Commission Expires: No Expiration Date